--------------------------------------------------------------------------------
Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.
--------------------------------------------------------------------------------


                                                                    OMB APPROVAL
                                                           OMB Number: 3235-0060
                                                         Expires: March 31, 2003
                                                        Estimated average burden
                                                        hours per response: 1.25


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K
                                  -------------

                                  CURENT REPORT
     ----------------------------------------------------------------------
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):  May 31,2002

                            NEW CINEMA PARTNERS, INC.
             (Exact name of registrant as specified in its chapter)


          Nevada                       0-31315                 87-0772357
 ---------------------------        -------------          -------------------
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)          Identification No.)



357 Bay St., Suite 404, Toronto, Ontario                          M5H 2T7
(Address of principal executive offices)                        (Zip Code)


     Registrant's telephone number, including area code: 416-367-8273

     Former telephone number: 416-367-8299

          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Changes in Control of Registrant.

         N/A

Item 2. Acquisition or Disposition of Assets.

         N/A

Item 3. Bankruptcy or Receivership.

         N/A

Item 4. Changes in Registrant's Certifying Accountant.

         N/A

Item 5. Other Events and Regulation FD Disclosure.

New Cinema Partners Inc. (the Company") has entered into an agreement with Travellers Internatinal Inc. ("Travellers") dated May 27, 2002 whereby Travellers has assigned to the Company its rights and obligations arising under a Letter of Intent dated May 24, 2002, between Travellers and Witnet Co. Ltd. ("Witnet"). The Company has agreed to issue 10,000,000 common shares of its capital stock to Travellers in consideration of the assignment of the Letter of Intent. As a result, the Company has entered into a Share Exchange Agreement (the "Agreement") dated May 27, 2002, with Witnet whereby the Company will acquire 100 per cent of the shares of Witnet in exchange for the issuance by the Company to Witnet of 55,000,000 common shares of the capital stock of the Company (the "Agreement"). On closing, the Board of Directors of the Company will elect two (2) new directors, as directed by Witnet.

The Agreement is subject to the approval of the South Korean government and regulatory authorities pursuant to the Foreign Investment Promotion Act of Korea. The Agreement is also subject to due diligence review of Witnet by the Company as well as the necessary regulatory and shareholder approval required by the Company in order to close the transaction.

Witnet is a private South Korean Software Development and System Integration firm. Witnet develops wireless Internet solutions, integrated mobile services and commerce systems. Witnet was formed in November 1999 and currently has 32 employees, and currently owns 20 per cent of Chase Bank in Korea, which has agreed to the terms of the share exchange transaction. As disclosed in press releases disseminated by the Company, the Company has recently terminated agreements for the acquisition of LCTC Enterprises Inc., Mediall Tech Co. Ltd. and Verifox Technologies Ltd., and Imperial Logistics Inc. The Company has terminated these various agreements as it believes that they were not in the best interests of the Company. Item 6. Resignations of Registrant's Directors.

         N/A

Item 7. Financial Statements and Exhibits.
         Exhibit:  Press Release dated May 29, 2002.

Item 8. Change in Fiscal Year.

         N/A

Item 9. Regulation FD Disclosure.
         See Item 5 above.
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            NEW CINEMA PARTNERS, INC.
                                  (Registrant)


Date: May 31, 2002                      /s/  Martin Lapedus
                                        -------------------
                                             Martin Lapedus
                                       3